FundX Aggressive ETF
Schedule of Investments
June 30, 2025 (Unaudited)

INVESTMENT COMPANIES - 98.7%	Shares	Value
Aggressive Funds - 16.9%
Avantis International Small Cap Value ETF	16,024	$1,270,382
iShares Currency Hedged MSCI Eurozone ETF	26,896	1,103,543
Pacer US Large Cap Cash Cows Growth Leaders ETF	34,028	1,194,723
SPDR EURO STOXX 50 ETF	19,208	1,147,294
		4,715,942

Core Funds - 43.4%
Invesco S&P 500 Momentum ETF	13,500	1,518,345
iShares Europe ETF	27,302	1,726,852
iShares International Select Dividend ETF	47,000	1,621,970
iShares MSCI EAFE Value ETF	27,144	1,723,101
Schwab U.S. Large-Cap Growth ETF	86,462	2,525,555
Vanguard Growth ETF	6,865	3,009,616
		12,125,439

Sector Funds - 38.4%
ARK Next Generation Internet ETF (a)	7,200	1,062,864
iShares Global Clean Energy ETF	70,300	921,633
iShares Latin America 40 ETF	35,500	930,455
iShares MSCI Germany ETF	32,932	1,393,353
iShares MSCI Mexico ETF	17,050	1,032,548
iShares MSCI South Africa ETF	19,200	1,032,000
iShares MSCI South Korea ETF	14,000	1,004,920
iShares MSCI Sweden ETF	21,850	999,419
iShares MSCI Switzerland ETF	17,700	970,137
SPDR Gold Trust (a)	4,608	1,404,657
		10,751,986
TOTAL INVESTMENT COMPANIES (Cost $23,478,685)		27,593,367

SHORT-TERM INVESTMENTS - 1.4%		Value
Money Market Funds - 1.4%	Shares
Fidelity Investments Money Market Government Portfolio - Class Institutional, 4.65% (b)	403,503	403,503
TOTAL SHORT-TERM INVESTMENTS (Cost $403,503)		403,503

TOTAL INVESTMENTS - 100.1% (Cost $23,882,188)		27,996,870
Liabilities in Excess of Liabilities - (0.1)%		(18,254)
TOTAL NET ASSETS - 100.0%		$27,978,616
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Investments of the FundX Aggressive ETF (the "Fund") in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s Board of Trustees (the "Board"). All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security's fair value) or when, in the judgment of the Advisor, events have rendered the market value unreliable, a security is fair valued in good faith by the Advisor under procedures approved by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2025, the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Investment Companies	$27,593,367	$–	$–	$27,593,367
Money Market Funds	403,503	–	–	403,503
Total Investments	$27,996,870	$–	$–	$27,996,870

Refer to the Schedule of Investments for further disaggregation of investment categories.